Exhibit 10(m)10

ALLETE 2007 Form 10-K
ANNEX B
TO
ALLETE
EXECUTIVE LONG TERM INCENTIVE COMPENSATION PLAN
PERFORMANCE SHARE GRANT
Effective 2008
[Eligible Executive Employees]

Financial Measure:

Total Shareholder Return (TSR) computed over the three-year period.

Performance Share Award:

If ALLETE’s TSR ranking is 3rd or higher among a peer group of 16 companies (superior performance), 200% of the Performance Share Grant will be earned.  If ALLETE’s TSR performance ranks 9th among the peer group (target performance), 100% of the Grant will be earned.  If ALLETE’s TSR performance ranks 12th (threshold performance), 50% of the Grant will be earned.  If TSR performance is below threshold, no Performance Shares will be earned.  Straight-line interpolation will be used to determine earned awards based on the TSR ranking between threshold, target and superior.

TSR Rank	Perf. Level	Payout %

1		200.0%
2		200.0%
3	Superior	200.0%
4		183.3%
5		166.7%
6		150.0%
7		133.3%
8		116.7%
9	Target	100.0%
10		83.3%
11		66.7%
12	Threshold	50.0%
13		0%
14		0%
15		0%
16		0%
17		0%